UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2015

GSI GROUP INC.

(Exact name of registrant as specified in its charter)

New Brunswick, Canada	001-35083	98-0110412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike Bedford, Massachusetts	01730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (781) 266-5700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06. Material Impairments

On January 8, 2015, GSI Group Inc. (the “Company” or “GSI”) concluded that it expects to record a non-cash goodwill and intangible asset impairment charge in the range of $38 million to $43 million in its consolidated financial statements for the fiscal year ended December 31, 2014, related to its NDS Surgical Imaging (“NDS”) business. This non-cash impairment charge will not result in future cash expenditures, or otherwise impact the Company’s liquidity, cash flows, compliance with its debt covenants, or any future operations.

The Company’s conclusion that an impairment charge is necessary is the result of its reduced expectations regarding NDS’s future financial results due to slower than expected hospital capital expenditures in 2014, which hampered the Company’s efforts to recover revenue following the decision by NDS’s largest customer to dual source NDS products, as well as strategic decisions to discontinue certain non-core products within the NDS business. The Company determined that an impairment of the goodwill and intangible assets related to NDS was required following the Company’s annual budgeting and long-term strategic planning cycle, which established lower expectations for sales and income for the NDS business.

Item 7.01. Regulation FD Disclosure

On January 12, 2015, the Company issued a press release announcing the impairment charge described in Item 2.06 above. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

The information contained in Exhibit 99.1 is furnished under this Item 7.01 and shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing thereunder or under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release, dated January 12, 2015

Forward Looking Statements

Information set forth in this Current Report on Form 8-K contains forward-looking statements that involve numerous risks and uncertainties. The statements contained in this Form 8-K that are not purely historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, including, without limitation, statements regarding the impact of the NDS impairment charge on our future cash expenditures, liquidity, cash flows, compliance with debt covenants, and future operations. All forward-looking statements included in this Form 8-K are based on information available to GSI on the date hereof. Accordingly, actual results may differ materially and adversely from those expressed in the forward-looking statements. Undue reliance should not be placed on any forward-looking statements, which speak only as of the date made. Neither GSI nor any other person can assume responsibility for the accuracy and completeness of forward looking statements. There are various important factors that could cause actual results to differ materially from those in any forward-looking statements, many of which are beyond GSI’s control, including, but not limited to, the risk that the NDS impairment charge may have an indirect impact on our future cash expenditures, liquidity, cash flows, compliance with debt covenants, or future operations, and the important factors listed in GSI’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission under the caption “Risk Factors”. GSI will not undertake and specifically declines any obligation to update any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI Group Inc.
(Registrant)

Date: January 12, 2015	By:	/s/ Robert J. Buckley
Robert J. Buckley
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated January 12, 2015.